UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                November 25, 2003
                         Date of earliest event reported

                               BIZCOM U.S.A., INC.
             (Exact name of registrant as specified in its charter)


          Florida                      0-49812                65-0681772
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)           Identification No.)


      5440 N.W. 33rd Avenue, Suite 106, Fort Lauderdale, Florida 33309-6338
          (Address of principal executive offices, including zip code)

                           (954) 714-0028 Registrant's
                      telephone number, including area code


           __________________________________________________________
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

                  See Press Release attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  (a)      Not Applicable
                  (b)      Not Applicable
                  (c)      Exhibits
                           Exhibit 99.1 - Press Release Dated November 26, 2003


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIZCOM U.S.A., INC.


                                      By:  /s/Hanan Klein
                                           ----------------
                                           Hanan Klein, Chief Executive Officer

Dated: November 26, 2003


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